UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21479

Madison Harbor Balanced Strategies, Inc.

(Exact name of registrant as specified in charter)

Madison Harbor Balanced Strategies, Inc.

The Seagram Building, 21st Floor

375 Park Avenue

New York, NY 10152

(Address of principal executive offices)

Madison Harbor Balanced Strategies, Inc.

Edward M. Casal, Chief Executive Officer

The Seagram Building, 21st Floor

375 Park Avenue

New York, NY 10152

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-380-5500

Date of fiscal year end: March 31, 2012

Date of reporting period: March 31, 2012

Item 1.	Reports to Shareholders.

The annual report to shareholders for the period ended March 31, 2012 is filed herewith.

Managed by

Madison Harbor Balanced Strategies, Inc.

Access to Private Real Estate Opportunities

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Madison Harbor Balanced Strategies, Inc. (the “Fund”).

Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, if redeemed (see below), may be worth more or less than their original cost. The Fund’s shares are not traded on any securities exchange or any other market, and are subject to restrictions on transferability and resale. Shareholders do not have the right to require the Fund to repurchase or redeem their shares. The Fund may offer to repurchase Fund shares annually. Such repurchases, if any, will be subject to available liquidity and other restrictions, be consummated at a discount to the then net asset value per share, and will at no time exceed more than 5% of the Fund’s outstanding shares.

The views on the benefits and advantages of investing in real estate, as expressed herein, reflect the views and beliefs of the Adviser based on its experience in real estate investing. Many of the statements in this presentation are forward looking and contain significant risks and uncertainties. The opinions and views expressed herein are subject to change based on market and other conditions. Traditional investments are significantly different asset categories from that of real estate and thus the returns are significantly different, as are the characteristics of risk, liquidity and transparency.

Letter to Shareholders

May 22, 2012

Dear Shareholders,

Since our last letter, European voters in several countries have spoken clearly that an austerity-focused debt reduction program is simply unacceptable. The lack of a recovery plan leaves the Continent at risk of severe recession according to the Organization for Economic Cooperation and Development (OECD). Southern European countries, particularly Italy and Spain, are expected to suffer most, but the repercussions of problems in Italy and Spain could have the greatest effect on global growth. As we have stated before, recovery from the Global Financial Crisis will be hard fought.

The OECD notes that recapitalization of European banks and a clear program that focuses on debt reduction and growth are key to recovery. News reports focus on Greece but there is little that can fix that problem; we view it unlikely that Greece remains in the Eurozone, absent a bail-out, primarily by Germany. But the Greek economy is small, and the greater focus is on larger economies, particularly Spain. Spain has a debt to GDP ratio of 79.8 percent, which is below the European average. However, Spain will probably have to nationalize its banks due to excessive bad loans in residential real estate, and such nationalization will more than double the debt to GDP ratio, and will significantly increase the sovereign borrowing cost (which is already over 6%). As the fifth largest economy in the European Union (behind Germany, France, Italy and the UK), Spain will be the tipping point in determining Europe’s outcome. To provide a firewall for Italy and Spain, European countries would have to make an unlimited amount of money available for an unlimited time, in an attempt to prop up bond values and stimulate growth. In the meantime, Europe is expected to contract and the Euro crisis continues to roil global markets with uncertainty.

While the US economy shows mild recovery and is expected to grow by 2.0% to 2.4% in 2012 and 2.6% in 2013, voters and politicians have yet to find consensus (arguably have yet to try to find consensus) on addressing our fiscal issues, either through spending cuts or revenue increases. Again, the market is presented with uncertainty.

During the spring, we attend numerous investor meetings and conferences. Often we get to hear from key economists and thought leaders and this season we heard from Mark Zandi, chief economist of Moody’s Analytics, and Erskine Bowles, former chief of staff to President Clinton and one of the two leaders of the National Commission on Fiscal Responsibility and Reform, commonly known as the Simpson-Bowles plan (the other leader being Republican Alan Simpson).

Zandi shared his view that institutional memory of the awful events of 2008 is preventing investors from acting as much as seeing a shark 30 years ago while snorkeling has kept him out of the ocean. Wherever there is uncertainty, markets will stall. He focused on the frailty of the US recovery and highlighted four issues that could slow it down: (1) a spike in gas prices; (2) a true meltdown in Europe that could spread to the US; (3) the mountain of distressed property debt in the US that must be resolved before we can have true recovery; and (4) the drag of our federal fiscal imbalance, largely as a result of Social Security and Medicare spending and the on-going Bush-era tax cuts. He noted the strength of the US corporate balance sheets with an abundance of cash for spending, the de-levered US consumer’s balance sheet and the health of the banking system, suggesting that policy should focus on tapping all three.

Erskine Bowles stressed that a cure to the US fiscal situation requires resolve for both spending cuts and tax increases: absent increasing the highest marginal tax rate to 70%, capital gains rate over 50% and corporate rates to 60%, a tax-only approach would not work and absent cutting services to a level that significantly hurts the poorest in our society, an expense reduction-only approach does not work. He noted that we must address healthcare costs in that we spend twice as much as the rest of the developed world and yet we rank between 25th and 50th in outcomes such as life expectancy and quality of life. As health care costs have grown from 5% to 25% of expenses from 1981 to date, it ranked highest on the list of items requiring national resolve. Secondly, he noted that we spend more on defense than the next 15 countries combined, including Russia and China. He quoted Admiral Mullen, former chair of the Joint Chiefs of Staff, saying that deficits are our greatest security risk since deficits eat up all of our other resources. Next, he noted that our tax code is anti-competitive and must be overhauled. Bowles suggests eliminating all deductions and significantly reducing tax rates, with the lowest personal rate at 8% going to 24% as the top marginal rate, and reducing corporate tax rates to 26% with a focus on bringing corporate profits currently held off-shore back on-shore for investment. Audience questions focused on the failure of the Simpson-Bowles plan to be approved; Bowles hinted that the plan is not dead and is being detailed for legislative consideration after the election. Regardless of the plan, true recovery will require US politicians and the electorate to have an adult conversation without resorting to the tendency of flame-throwing in order to protect sacred cows.

In terms of current status, unemployment in the US continues to hover at 8.1% (down 160 bps from November 2009) with the higher educated population centers faring best. Due to a combination of aggressive monetary policy and general risk aversion in the bond market, both long- and short-term interest rates remain in extreme lows. Real estate values have shown some recovery, largely due to capital inflows as a result of fixed income investors seeking yield from various alternatives. But the recovery in value has not been a result of improvements in market fundamentals, with the exception being rental apartments given larger demand from former homeowners and the coming of age of the children of the baby boomers (the echo boom).

Commercial real estate in the US continues to face the issue of significant maturities of debt over the next three years, while a financing void remains from the lack of CMBS lending. As a result, we continue to believe that the purchase of real estate debt from distressed sellers and the recapitalization of existing equity owners to assist with deleveraging and refinancing, present some of the best risk-adjusted return opportunities in US real estate for those with fresh capital to invest.

The Fund

The Fund’s March 31, 2012, net asset value was $659.02 per share, which represents a total return of -3.76% for the quarter, reflecting weaker returns overall from our underlying funds and a larger negative internal valuation adjustment. The Fund’s total return for the 2011/12 fiscal year was slightly positive at +0.50%, which compares to a +13.41% return for the NCREIF index, with the index continuing to benefit from stronger returns for larger well-leased, prime assets, while the Fund’s portfolio consists of more transitional properties.1 The Fund’s annualized total return since inception is -4.96%, as adjusted for the reinvestment of distributions. The Fund’s current multiple (current NAV plus distributions paid since inception, divided by the offering price) is 0.71x.

A number of the funds in the portfolio, including Almanac (formerly Five Arrows), Guardian and Legg Mason, remain on track to perform relatively well, and while we remain disappointed with the Fund’s overall returns to date, we continue to believe that the portfolio’s diversification and defensive investment strategies have proved beneficial, and that performance should improve as job growth returns and the real estate market recovers.

The Fund continues to retain all distributions from the portfolio to maintain liquidity to ensure that it can meet the remaining capital commitments to its underlying funds. The timing of future distributions and possible tender offers will be a function of when and how quickly the underlying funds begin to liquidate their investments and return cash to the Fund. For all of our funds, this process has been delayed by the effects of the global financial crisis which led to slower deployment of capital, and extended investment programs and property holding periods, all of which have delayed realizations and distributions of cash back to the Fund. While the markets remain very

[1]	National Council of Real Estate Investment Fiduciaries index of a pool of private real estate investment properties.

difficult, general conditions are becoming more favorable to real estate, and in particular, increases in transaction volumes have significantly improved the price discovery process.

Outlook

Since our last letter, we have attended annual meetings for the following funds: Almanac, Exeter, Legg Mason, Parmenter, Pearlmark and RREEF. The key message from these meetings and conversations with our other managers is that the funds have clear plans for leasing and stabilizing their holdings but the timing for such stabilization is tied to the broader market recovery.

We are keenly aware of the effect that the timing of the harvest of assets has on investor returns. The longer it takes for the underlying funds to sell assets, the lower our net returns will be as a result of fees and expenses of the Fund and the underlying funds. Accordingly, we are reviewing strategic alternatives with our independent board of directors to determine whether there are ways to achieve earlier realizations in a way that would maximize shareholder value; updates will be provided as appropriate.

Our investment philosophy and approach continue to be based on the use of fundamental research to identify a range of opportunities that we believe offer an attractive balance of risk and reward to assist our shareholders toward their long-term investing goals. We value our relationship with you as our investment partners and we stand ready to respond to any questions you may have.

Sincerely,

Edward M. Casal	Russell H. Bates
Chairman and	President
Chief Executive Officer

Your Portfolio*

Through March 31, 2012, our underlying funds have drawn $41.5 million of the Fund’s $42.5 million in capital commitments, and have returned $6.3 million in distributions, including $3.1 million in recallable capital. Remaining capital commitments, including recallable distributions and net of released commitments, are $3.8 million. The Fund’s liquid capital of $4.0 million remains invested primarily in short-duration government sponsored agency mortgage-backed securities, with the goal of capital preservation and moderate income production.

Consistent with the Fund’s standard practice, which is a function of the inherent quarterly lag in fund-of-funds reporting, this report is primarily based on valuations presented in our underlying funds’ Q4 2011 financial statements, which do not account for any Q1 2012 changes in value. In addition, US GAAP accounting rules require the Fund to adjust, when it deems necessary, each reported underlying fund valuation to our determination of fair market value. At March 31, 2012, our fair value adjustment came to -$1.3 million, which compares with an adjustment of -$0.7 million at December 31, 2011, and the unfavorable change was due in part to the impact of rising interest rates on our valuation model.

The table below provides a snapshot of the status of each of the underlying fund investments, including a “Current Multiple” figure which is computed simply as the Current Valuation plus Distributions Received, divided by Called Capital. These multiples provide a quick look at where each fund now stands, and range from 0.0x for Legacy II to 1.4x for Almanac (formerly known as Five Arrows) IV. The portfolio’s overall multiple stands at 0.7x.

Portfolio of Underlying Funds

At March 31, 2012 (in US$ millions)

Underlying Fund	Vintage Year	Committed Capital	Called Capital	Distributions Received	Current Valuation	Current Multiple		Remaining Commitment
Barrow Street III	2005	$4.4	$4.1	$0.6	$1.1	0.4	x	$0.3
Exeter	2007	5.0	4.8	0.5	4.2	1.0	x	0.4
Almanac IV	2004	2.0	2.1	1.2	1.7	1.4	x	—
Guardian	2004	1.5	1.4	0.5	1.2	1.2	x	0.2
Harrison Street I	2006	5.3	5.1	(0.0)	3.8	0.7	x	0.2
Keystone II	2005	2.5	2.5	0.5	—	0.2	x	0.1
Legacy Partners I	2005	2.0	2.0	0.2	1.2	0.7	x	—
Legacy Partners II	2006	2.8	2.8	—	(0.0)	0.0	x	—
Legg Mason II	2005	1.5	1.5	0.4	1.4	1.2	x	—
Parmenter III	2006	2.5	2.6	0.2	1.9	0.8	x	0.0
RREEF III	2003	1.5	1.5	0.1	0.5	0.4	x	—
Thor II	2007	5.0	4.2	1.8	1.7	0.8	x	2.6
Pearlmark II	2004	1.5	1.9	1.1	0.1	0.6	x	—
Urban American II	2007	5.0	5.0	0.0	4.5	0.9	x	—

Total		$42.5	$41.5	$7.2	$23.3	0.7	x	$3.8

*	All information contained within the Your Portfolio section of this report is based on a combination of most recently available data, which, in some cases, is not current quarter data, and Adviser best estimates.

Results reported by the underlying funds in Q4 2011 were mixed, with nine funds reporting positive returns, led by Thor at with a gain of 16%, while Harrison Street was the weakest of the other five funds, at -21%. Harrison Street’s results were disappointing but were partially due to fair value adjustments to the value of the mortgage debt on their assets. This reduced the fund’s net asset value but with no change to the amounts that the fund actually owes, so the adjustment can be expected to reverse over time. Keystone and Legacy II, which continue to struggle with debt and lease-up issues in their office portfolios, also reported negative returns for the quarter but this did not impact the Fund as these investments continue to be carried at a zero value. Another office fund, Parmenter, was also down for the quarter as it struggles to lease up its portfolio, while Legg Mason was also lower as it increased the loss reserves on its debt portfolio.

Thor’s portfolio of retail and mixed use assets was up significantly as it benefitted from its exposure to the strong New York and San Francisco markets. Other funds that performed well in Q4 included office funds focused on Washington DC area, Guardian, and the west coast, Legacy I, as well as the diversified RREEF and Barrow funds. Multi-family (apartment) properties continue to perform well and the Fund’s investment in New York City area workforce housing fund Urban America had a solid quarter, as did Exeter, our industrial fund.

Over the longer-term however many of these funds remain at well below cost, as exhibited by the multiple figures on the chart on the previous page, and certain of the funds, namely Pearlmark, Legacy II, Keystone, RREEF and Barrow are not expected to approach break-even due to the effects of sector selection, financing decisions and timing.

On a more positive note, multi-family has been the strongest performing real estate sector of late and is currently the second largest weighting in the portfolio at 23% of the Fund on a market value basis. The exposure is largely via Urban American’s New York City area workforce housing strategy and Legg Mason’s debt fund, in which multi-family represents over half of the portfolio. These funds are among our better performers, with Legg Mason at a 1.2x equity multiple and Urban American at 0.9x, but having just concluded its investment period in 2011.

Other funds that continue to perform well include Almanac, which has been the best performer to date on a multiple basis, at 1.4x. Of the office funds in the portfolio, Guardian, at 1.2x, remains the strongest as its Washington, DC area portfolio has proven relatively resilient. Other funds that we believe have upside potential include Exeter, now at a 1.0x multiple, Thor at 0.8x but still relatively early in its life cycle, as well as Harrison Street with its diversified, niche portfolio.

During Q1 2012, a net of $0.2 million or 0.3% of the Fund’s capital commitments was drawn down, all by Parmenter, while the Fund received distributions of $0.1 million, spread between five funds. We continue to expect that most of the $3.8 million in remaining commitments will eventually be called. Thor, with $2.6 million in undrawn capital, represents the largest share of that amount, part of which will ultimately be used to pay down that fund’s subscription line financing facility which matures in August 2013. The remaining $1.4 million in undrawn commitments is spread between Barrow, Exeter, Harrison, Guardian, Keystone and Parmenter, but these funds can only call capital to support existing investments and pay fund level costs.

We remain comfortable with the structure of the portfolio due to its diversification, both as originally invested and at present as detailed in the following charts. The actual diversification figures are based on the current underlying fund portfolios as valued by the fund managers, based on the most recent available data.

The Fund’s portfolio continues to face refinancing, liquidity and lease–up risk, and further recovery will depend in part on the broader economy. However, we continue to believe that the portfolio’s diversification as well as its defensive strategic composition will prove beneficial.

Madison Harbor Balanced Strategies, Inc.

Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm

To the Directors and Shareholders of

Madison Harbor Balanced Strategies, Inc.

We have audited the accompanying consolidated statement of assets and liabilities of Madison Harbor Balanced Strategies, Inc. and its subsidiary (the “Fund”), including the consolidated schedule of investments, as of March 31, 2012, and the related consolidated statements of operations and cash flow for the year then ended, and the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the four-year period then ended. The consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits. The consolidated financial highlights for the year ended March 31, 2008, were audited by other auditors whose report dated June 16, 2008 expressed an unqualified opinion on such consolidated financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2012 with management of the underlying investment funds and the custodian of the fixed income securities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Madison Harbor Balanced Strategies, Inc. and its subsidiary as of March 31, 2012, and the results of their operations and their cash flows for the year then ended and the changes in their net assets and the financial highlights for each of the years in the two-year and four-year periods then ended, respectively, in conformity with accounting principles generally accepted in the United States of America.

EisnerAmper LLP

New York, New York

May 25, 2012

Consolidated Statement of Assets and Liabilities

March 31, 2012

Assets
Investments at fair value (cost $39,467,986)	$27,271,002
Cash and cash equivalents	43,613
Due from Underlying Funds	22,912
Accrued interest receivable	4,769
Prepaid expenses and other assets	33,479

Total Assets	27,375,775

Liabilities
Accrued expenses and other liabilities	258,784
Management fees payable	97,229

Total Liabilities	356,013

Net Assets	$27,019,762

Net Assets
Components of net assets:
Common Stock (par value $0.0001, 300,000 shares authorized, 41,000 shares issued and outstanding) and Paid-in capital	$41,025,911
Distributions in excess of net investment income	(1,668,301)
Accumulated net realized loss on investments	(140,864)
Accumulated net unrealized depreciation on investments	(12,196,984)

Net Assets	$27,019,762

Net Asset Value Per Share	$659.02

See accompanying notes to consolidated financial statements.

Consolidated Schedule of Investments

March 31, 2012

Description	Commitment or Principal Amount	Unfunded Commitment	Value	% of Net Assets
Private Equity Real Estate Funds (“Underlying Funds”)(1)
Harrison Street Real Estate Partners I, LP	$5,277,700	$164,388	$3,786,247	14.01%
Urban American Real Estate Fund II, LP	5,000,000	—	4,452,084	16.48%
Exeter Industrial Value Fund, LP	5,000,000	350,000	4,248,063	15.72%
Parmenter Realty Fund III, LP	2,500,000	41,524	1,911,859	7.08%
Almanac Realty Securities IV, LP (formerly Five Arrows)	2,000,000	—	1,675,083	6.20%
Legg Mason Real Estate Capital II, Inc	1,500,000	—	1,371,423	5.08%
Barrow Street Real Estate Investment Fund III, LP	4,400,000	342,275	1,105,553	4.09%
Guardian Realty Fund II, LLC	1,500,000	210,989	1,203,386	4.45%
Legacy Partners Realty Fund I, LLC	2,000,000	—	1,212,502	4.49%
Thor Urban Property Fund II, Inc	5,000,000	2,585,976	1,741,326	6.44%
RREEF America REIT III, Inc. (2)	1,500,000	—	485,253	1.80%
Pearlmark Mezzanine Realty Partners II, LLC (formerly Transwestern)	1,478,000	—	84,173	0.31%
Legacy Partners Realty Fund II, LLC	2,800,000	—	—	0.00%
Keystone Property Fund II, LP	2,500,000	148,108	—	0.00%

Total Private Equity Real Estate Funds (cost $35,530,917)	$42,455,700	$3,843,260	23,276,952	86.15%

Fixed Income Securities
FHLMC Series 2543, Class BP, Dated 12/01/02, 5.5%, Due 12/15/32	$51,000	—	56,968	0.21%
FHLMC Series 3145, Class KC, Dated 04/01/06, 5.0%, Due 07/15/30	49,129	—	50,111	0.19%
FHLMC Series 2671, Class EK, Dated 09/01/03, 5.5%, Due 09/15/33	30,282	—	33,523	0.12%
FHLMC Series 2558, Class DE, Dated 01/01/03, 5.5%, Due 09/15/32	25,000	—	26,694	0.10%
FHLMC Series 2931, Class DC, Dated 02/01/05, 4.0%, Due 06/15/18	25,000	—	25,660	0.09%
FHLMC Series 2986, Class PE, Dated 06/01/05, 5.5%, Due 10/15/33	24,000	—	25,325	0.09%
FHLMC Series 2597, Class AB, Dated 04/01/03, 5.0%, Due 03/15/32	24,885	—	25,172	0.09%
FHLMC Series 2979, Class MC, Dated 05/01/05, 5.0%, Due 05/15/20	20,000	—	21,850	0.08%
FHLMC Series 2378, Class BD, Dated 11/01/01, 5.5%, Due 11/15/31	20,568	—	21,801	0.08%
FHLMC Series 2937, Class VC, Dated 02/01/05, 5.0%, Due 06/15/14	19,526	—	20,133	0.08%
FHLMC Series 2694, Class BA, Dated 10/01/03, 4.0%, Due 06/15/31	17,779	—	18,791	0.07%
FHLMC Series 2720, Class PC, Dated 12/01/03, 5.0%, Due 12/15/23	14,528	—	15,874	0.06%
FHLMC Series 2778, Class BQ, Dated 04/01/04, 5.0%, Due 09/15/31	15,106	—	15,307	0.06%
FHLMC Series 2864, Class NA, Dated 09/01/04, 5.5%, Due 01/15/31	11,320	—	11,657	0.04%
FHLMC Series 2751, Class BD, Dated 02/01/04, 4.0%, Due 10/15/18	11,015	—	11,190	0.04%
FHLMC Series 2994, Class ND, Dated 06/01/05, 5.0%, Due 11/15/32	10,486	—	10,756	0.04%
FHLMC Series 2735, Class PG, Dated 01/01/04, 5.5%, Due 09/15/32	9,218	—	9,536	0.04%
FHLMC Series 2544, Class DK, Dated 12/01/02, 5.5%, Due 04/15/32	8,548	—	8,687	0.03%
FHLMC Series 2780, Class JA, Dated 04/01/04, 4.5%, Due 04/15/19	8,183	—	8,525	0.03%
FHLMC Series 3035, Class PA, Dated 09/01/05, 5.5%, Due 09/15/35	7,150	—	7,903	0.03%
FHLMC Series 1628, Class LZ, Dated 12/01/93, 6.5%, Due 12/15/23	6,128	—	6,878	0.03%
FHLMC Series 2870, Class AE, Dated 10/01/04, 4.5%, Due 10/15/19	4,486	—	4,543	0.02%

Consolidated Schedule of Investments

March 31, 2012

Description	Commitment or Principal Amount	Unfunded Commitment	Value	% of Net Assets
Fixed Income Securities (continued)
FHLMC Series 2828, Class JK, Dated 07/01/04, 4.5%, Due 07/15/19	$676	—	$677	0.00%
FHLMC Series 3149, Class PC, Dated 05/01/06, 6.0%, Due 10/15/31	642	—	642	0.00%
FNMA Series 2003-66, Class MB, Dated 06/01/03, 3.5%, Due 05/25/23	141,862	—	146,973	0.54%
FNMA Series 2009-65, Class JY, Dated 08/01/08, 4.5%, Due 09/25/39	125,000	—	136,328	0.51%
FNMA Series 2002-22, Class GO, Dated 03/01/02, 6.5%, Due 04/25/32	94,953	—	109,100	0.40%
FNMA Series 2003-43, Class PE, Dated 04/01/03, 5.5%, Due 05/25/33	66,752	—	73,792	0.27%
FNMA Series 2007-82, Class B, Dated 07/01/07, 5.0%, Due 11/25/33	63,377	—	66,384	0.25%
FNMA Series 1993-178, Class PK, Dated 09/01/93, 6.5%, Due 09/25/23	50,538	—	56,953	0.21%
FNMA Series 2003-17, Class HC, Dated 02/01/03, 5.0%, Due 03/25/18	50,086	—	53,809	0.20%
FNMA Series 2007-77, Class TC, Dated 07/01/07, 5.5%, Due 09/25/34	45,000	—	47,556	0.18%
FNMA Series 2001-51, Class GH, Dated 09/01/01, 5.5%, Due 10/25/31	42,739	—	47,090	0.17%
FNMA Series 2007-32, Class KP, Dated 03/01/07, 5.5%, Due 04/25/37	41,875	—	46,114	0.17%
FNMA Series 2005-58, Class MA, Dated 06/01/05, 5.5%, Due 07/25/35	36,890	—	41,210	0.15%
FNMA Series 2003-33, Class PG, Dated 04/01/03, 5.5%, Due 05/25/33	35,000	—	39,424	0.15%
FNMA Series 2008-74, Class B, Dated 08/01/08, 5.5%, Due 09/25/38	32,602	—	36,058	0.13%
FNMA Series 2007-51, Class PA, Dated 05/01/07, 5.5%, Due 05/25/37	32,023	—	35,332	0.13%
FNMA Series 2005-48, Class MD, Dated 05/01/05, 5.0%, Due 04/25/34	26,000	—	28,179	0.10%
FNMA Series 2002-88, Class AL, Dated 11/01/02, 5.5%, Due 12/25/22	23,551	—	25,952	0.10%
FNMA Series 1998-66, Class B, Dated 11/01/98, 6.5%, Due 12/25/28	20,568	—	22,994	0.09%
FNMA Series 2004-88, Class HA, Dated 11/01/04, 6.5%, Due 07/25/34	20,936	—	22,277	0.08%
FNMA Series 2003-22, Class KL, Dated 03/01/03, 5.5%, Due 09/25/32	20,591	—	22,012	0.08%
FNMA Series 1990-118, Class G, Dated 09/01/90, 6.0%, Due 09/25/20	16,986	—	18,404	0.07%
FNMA Series 1990-108, Class G, Dated 09/01/90, 7.0%, Due 09/25/20	12,153	—	13,774	0.05%
FNMA Series 2003-37, Class QD, Dated 04/01/03, 5.0%, Due 05/25/32	13,149	—	13,659	0.05%
FNMA Series 2004-58, Class LJ, Dated 06/25/04, 5.0%, Due 07/25/34	13,265	—	13,273	0.05%
FNMA Series 2003-46, Class DA, Dated 05/01/03, 5.0%, Due 04/25/32	10,355	—	10,792	0.04%
FNMA Series 2003-71, Class UA, Dated 07/01/03, 4.0%, Due 08/25/18	8,446	—	8,831	0.03%
FNMA Series 2004-91, Class A, Dated 11/01/04, 5.0%, Due 11/25/32	6,183	—	6,337	0.02%
FNMA Series 2003-33, Class AE, Dated 04/01/03, 4.5%, Due 03/25/33	2,438	—	2,578	0.01%
GNMA Series 2009-89, Class E, Dated 10/01/09, 3.0%, Due 10/16/39	286,077	—	297,186	1.10%
GNMA Series 2004-75, Class NG, Dated 09/01/04, 5.5%, Due 09/20/33	190,615	—	204,454	0.76%
GNMA Series 2009-34, Class DA, Dated 05/01/09, 4.5%, Due 03/20/34	119,924	—	125,919	0.47%
GNMA Series 2008-63, Class KH, Dated 07/01/08, 5.5%, Due 02/20/37	90,426	—	93,972	0.35%
GNMA Series 2009-94, Class AC, Dated 10/01/09, 5.0%, Due 10/20/36	70,000	—	76,738	0.28%
GNMA Series 2008-1, Class ET, Dated 01/01/08, 5.5%, Due 11/20/36	70,199	—	73,809	0.27%
GNMA Series 2003-57, Class D, Dated 07/01/03, 5.0%, Due 04/20/33	63,573	—	71,037	0.26%
GNMA Series 2006-1, Class LA, Dated 01/01/06, 5.0%, Due 06/20/35	66,042	—	70,799	0.26%
GNMA Series 2005-56, Class DB, Dated 07/01/05, 5.0%, Due 08/20/33	66,000	—	69,772	0.26%
GNMA Series 2009-34, Class WB, Dated 05/01/09, 4.0%, Due 09/20/33	60,000	—	63,910	0.24%
GNMA Series 2007-74, Class LB, Dated 11/01/07, 5.5%, Due 02/20/28	50,000	—	53,113	0.20%

Consolidated Schedule of Investments

March 31, 2012

Description	Commitment or Principal Amount	Unfunded Commitment	Value	% of Net Assets
Fixed Income Securities (continued)
GNMA Series 2005-60, Class HC, Dated 09/01/05, 5.0%, Due 05/20/32	$45,743	—	$47,766	0.18%
GNMA Series 2007-49, Class CD, Dated 08/01/07, 5.5%, Due 11/20/32	45,000	—	47,609	0.18%
GNMA Series 2003-40, Class TA, Dated 05/01/03, 4.5%, Due 03/20/33	44,436	—	45,539	0.17%
GNMA Series 2005-48, Class AH, Dated 06/01/05, 6.0%, Due 03/20/32	40,000	—	43,312	0.16%
GNMA Series 2010-130, Class CB, Dated 10/01/10, 3.5%, Due 10/16/40	41,695	—	41,130	0.15%
GNMA Series 2005-92, Class EC, Dated 12/01/05, 5.5%, Due 03/20/34	33,000	—	35,278	0.13%
GNMA Series 2005-26, Class BA, Dated 03/01/05, 5.5%, Due 03/20/32	30,437	—	33,299	0.12%
GNMA Series 2005-77, Class DA, Dated 10/01/05, 5.5%, Due 02/17/33	30,000	—	32,863	0.12%
GNMA Series 2004-47, Class QD, Dated 06/01/04, 5.0%, Due 08/16/33	28,897	—	30,618	0.11%
GNMA Series 2008-56, Class DL, Dated 06/01/08, 5.5%, Due 09/20/37	28,000	—	30,192	0.11%
GNMA Series 2004-72, Class BA, Dated 09/01/04, 5.5%, Due 02/20/33	28,000	—	30,047	0.11%
GNMA Series 2006-69, Class GE, Dated 12/01/06, 5.25%, Due 02/20/33	25,000	—	27,435	0.10%
GNMA Series 2003-40, Class TD, Dated 05/01/03, 5.0%, Due 03/20/33	24,000	—	26,215	0.10%
GNMA Series 2011-112, Class CE, Dated 08/01/11, 4.0%, Due 07/20/41	26,010	—	26,150	0.10%
GNMA Series 2004-42, Class LE, Dated 06/01/04, 5.5%, Due 07/20/33	21,660	—	23,371	0.09%
GNMA Series 2002-70, Class BL, Dated 10/01/02, 5.5%, Due 07/20/32	20,000	—	22,064	0.08%
GNMA Series 2005-85, Class JN, Dated 11/01/05, 5.5%, Due 10/16/32	20,000	—	21,924	0.08%
GNMA Series 2007-61, Class VN, Dated 10/01/07, 5.5%, Due 02/20/28	20,000	—	21,808	0.08%
GNMA Series 2005-7, Class BA, Dated 02/01/05, 4.5%, Due 07/20/32	20,838	—	21,462	0.08%
GNMA Series 2003-18, Class KA, Dated 03/01/03, 5.0%, Due 07/20/31	17,706	—	19,333	0.07%
GNMA Series 2004-42, Class AG, Dated 06/01/04, 6.0%, Due 03/20/32	16,233	—	17,731	0.07%
GNMA Series 2003-62, Class KL, Dated 07/01/03, 4.25%, Due 06/20/33	16,037	—	17,386	0.06%
GNMA Series 2003-39, Class LM, Dated 05/01/03, 5.0%, Due 05/20/32	16,238	—	16,933	0.06%
GNMA Series 2003-66, Class HC, Dated 08/01/03, 5.5%, Due 09/20/32	15,510	—	16,400	0.06%
GNMA Series 2006-41, Class DB, Dated 08/01/06, 5.5%, Due 11/16/31	9,362	—	9,735	0.04%
GNMA Series 1999-15, Class PC, Dated 05/01/99, 5.0%, Due 04/16/29	7,163	—	7,585	0.03%
GNMA Series 2003-46, Class TA, Dated 06/01/03, 5.5%, Due 03/20/33	5,715	—	5,823	0.02%
GNMA Series 2003-7, Class VT, Dated 01/01/03, 6.0%, Due 12/20/22	2,857	—	2,857	0.01%
GNMA, Dated 10/01/08, 6.0%, Due 10/15/23	11,592	—	12,727	0.05%
GNMA, Dated 10/01/99, 7.0%, Due 10/15/14	9,817	—	10,350	0.04%
Morgan Stanley Liquid Asset Fund, Inc.	465,011	—	465,011	1.72%

Total Fixed Income Securities (cost $3,937,069)	$3,766,786		3,994,050	14.78%

Total Investments at Fair Value (cost $39,467,986)			$27,271,002	100.93%

See accompanying notes to consolidated financial statements.

(1)	Investments in Underlying Funds are illiquid, exempt from registration under the Securities Act of 1933.
(2)	A redemption request has been submitted for the investment in RREEF America REIT III, Inc., however that fund has suspended redemptions for an indefinite period.

Consolidated Statement of Operations

For the Year ended March 31, 2012

Investment Income
Interest	$200,152
Underlying Funds	163,270

Total investment income	363,422

Expenses
Management fees	499,807
Professional fees	171,082
Administration fees	170,744
Board of Directors’ fees	41,500
Compliance	36,000
Printing expenses	28,168
Insurance expenses	45,454
Other expenses	22,224

Total operating expenses before reimbursement from Adviser	1,014,979
Reimbursement from Adviser	(170,000)

Net operating expenses	844,979

Net investment loss	(481,557)
Net realized loss on investments	(106,150)
Net change in unrealized depreciation on investments	720,801

Net increase in net assets resulting from operations	$133,094

See accompanying notes to consolidated financial statements.

Consolidated Statement of Changes in Net Assets

	Year Ended March 31, 2012	Year Ended March 31, 2011
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment loss	$(481,557)	$(413,759)
Net realized loss on investments	(106,150)	(177,987)
Net change in unrealized depreciation on investments	720,801	1,476,874

Net increase in net assets resulting from operations	133,094	885,128

Net Assets, beginning of year	26,886,668	26,001,540

Net Assets, end of year	$27,019,762	$26,886,668

See accompanying notes to consolidated financial statements.

Consolidated Statement of Cash Flows

For the Year ended March 31, 2012

Cash Flows From Operating Activities:
Net increase in net assets resulting from operations	$133,094
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Net realized loss on investments	106,150
Net change in unrealized depreciation on investments	(720,801)
Increase/decrease in operating assets and liabilities
Purchases of investments owned	(5,151,789)
Proceeds from disposition of investments owned	5,672,604
Due from Underlying Funds	(22,912)
Accrued interest receivable	2,890
Prepaid expenses and other assets	(895)
Management fees payable	27,282
Accrued expenses and other liabilities	(30,816)

Net cash provided by operating activities	14,807

Net increase in cash and cash equivalents	14,807

Cash and cash equivalents at:
Beginning of year	28,806

End of year	$43,613

See accompanying notes to consolidated financial statements.

Consolidated Financial Highlights

	For the Years ended March 31,
	2012	2011	2010	2009	2008
Per share data (for a share outstanding throughout the year) [1]:
Net asset value, beginning of year	$655.77	$634.18	$811.63	$1,019.00	$1,012.27

Net investment income (loss)	(11.74)	(10.09)	(5.57)	(5.52)	8.31
Net realized gain (loss) on investments	(2.59)	(4.34)	(2.16)	2.90	3.65
Net change in unrealized appreciation (depreciation) on investments	17.58	36.02	(169.72)	(202.75)	3.27

Total from operations	3.25	21.59	(177.45)	(205.37)	15.23

Distributions to shareholders from net investment income	—	—	—	—	(4.80)
Return of capital distributions to shareholders	—	—	—	(2.00)	(3.70)

Total distributions to shareholders	—	—	—	(2.00)	(8.50)

Net asset value, end of year	$659.02	$655.77	$634.18	$811.63	$1,019.00

Total return[2]	0.49%	3.40%	(21.86)%	(20.15)%	1.51%

Net assets, end of year	$27,019,762	$26,886,668	$26,001,540	$33,317,334	$41,865,728

Ratios to average net assets[3]:
Expenses, including expense reimbursement	3.08%	2.95%	2.88%	2.87%	2.59%
Expenses, excluding expense reimbursement	3.70%	3.71%	3.65%	3.62%	3.14%
Net investment income (loss)	(1.76)%	(1.52)%	(0.77)%	(0.58)%	0.82%
Portfolio turnover rate	18.10%	31.18%	58.14%	46.57%	53.83%

See accompanying notes to consolidated financial statements.

[1]	Per share calculations are based on average shares outstanding during the year.
[2]

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions. Past performance is not a guarantee of future results.

[3]	Ratios do not include expenses of Underlying Fund investments.

Notes to Consolidated Financial Statements

March 31, 2012

(1) Organization

Madison Harbor Balanced Strategies, Inc. (the “Fund”), is a Maryland corporation formed on December 16, 2003, and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, management investment company. The Fund commenced operations on January 28, 2005, and held its final closing on December 31, 2006 (the “Final Closing”). The Fund has elected to be treated as a real estate investment trust (“REIT”) for federal income tax purposes. Pursuant to the investment advisory agreement, dated April 28, 2008, Aviva Investors North America, Inc. (“Aviva Investors”), an Iowa corporation, serves as the adviser of the Fund (the “Adviser”). The Adviser is responsible for the day-to-day management and operation of the Fund. The Board of Directors (the “Board”) has overall responsibility for the management and supervision of the Fund. The investment objective of the Fund is to seek long-term capital appreciation as well as current return and to mitigate risk through diversification by investment in professionally managed real estate private equity funds (the “Underlying Funds”). The Fund’s investment period ended December 31, 2007 and the duration of the Fund, which was originally anticipated to be ten years from the Final Closing, is now anticipated to run through 2018.

On April 19, 2006, the Fund formed a wholly-owned subsidiary, Madison Harbor Balanced Strategies Taxable REIT Subsidiary, Inc. (“MHBS-TRS”). Unlike the income earned from other investments in which the Fund owns an interest, income earned by the investments of a taxable REIT subsidiary is not attributable to the Fund for the purposes of certain REIT qualification tests, and this income does not maintain its character when distributed from the taxable REIT subsidiary to the Fund as a dividend. As a result, income that might not be qualifying income for purposes of the income tests applicable to REITs could be earned by a taxable REIT subsidiary without affecting the REIT status of its Fund. The Fund may employ one or more taxable REIT subsidiaries through which to invest in Underlying Funds or other assets, the ownership of which might adversely affect the Fund’s qualification under the REIT rules if such assets were held directly. As of March 31 , 2012, the Fund’s investment in Barrow Street Real Estate Investment Fund III and a portion of its investment in Harrison Street Real Estate Partners I, LP were made through MHBS-TRS.

(2) Summary of Significant Accounting Policies

(a)	Basis of Presentation

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(b)	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Adviser to make estimates and assumptions that affect the reported amounts of assets, liabilities, income and expenses in the financial statements. The Adviser believes that the estimates utilized in preparing the Fund’s financial statements are reasonable and prudent; however, actual results could differ from these estimates.

(c)	Principles of Consolidation

The accompanying consolidated financial statements include the accounts of Madison Harbor Balanced Strategies, Inc. and its wholly-owned subsidiary, MHBS-TRS. MHBS-TRS is 100% owned and controlled by the Fund. All material intercompany transactions and account balances have been eliminated in consolidation.

(d)	Valuation

FAIR VALUE MEASUREMENT – DEFINITION AND HIERARCHY

The Fund provides disclosures about investments that are measured and reported at fair value using a fair value hierarchy, which prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment, and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value. Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

•

Level 1 – Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. Valuation adjustments and block discounts are not applied to Level 1 instruments. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these products does not entail a significant degree of judgment.

Examples of assets utilizing Level 1 inputs are: most U.S. Government securities and money market securities.

•

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly. Examples of assets utilizing Level 2 inputs are: certain U.S. agency securities and collateralized mortgage obligations.

•	Level 3 – Valuations based on inputs that are unobservable and significant to the overall fair value measurement. Examples of assets utilizing Level 3 inputs are: private equity real estate funds.

The availability of observable inputs can vary from product to product and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for instruments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset at the measurement date. The Fund uses prices and inputs that are current as of the measurement date, including during periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition could cause an instrument to be reclassified from Level 1 to Level 2 or Level 2 to Level 3.

Money Market Securities. Money market securities are valued using quoted market prices. Valuation adjustments are not applied. Accordingly, the Fund’s investments in money market securities are categorized in Level 1 of the fair value hierarchy.

U.S. Agency Securities. U.S. agency securities include collateralized mortgage obligations and are generally valued using quoted market prices or are benchmarked thereto. Accordingly, the Fund’s investments in U.S. agency securities are categorized in Level 2 of the fair value hierarchy.

Investments in Private Equity Real Estate Funds. The Fund’s investments in private equity real estate funds take the form of direct private investments in such entities. The transaction price is used as the best estimate of fair value at inception. Thereafter, valuation is based on an assessment of each underlying investment, incorporating valuations that consider the evaluation of financing and sale transactions with third parties, expected cash flows and market-based information, including comparable company transactions, performance multiples and changes in market outlook, among other factors. These nonpublic investments are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the fair value is unobservable.

Fair value is determined in good faith by the Board based upon relevant available information including the reported net asset value per share of the Underlying Funds, valuations provided by the boards or managers of the Underlying Funds, other reports or information deemed reliable by the Adviser regarding the Underlying Funds themselves or the markets in which they operate, and adjustments to the reported net asset value of the Underlying Funds, if any, as determined by the Board based on the other information obtained. The Fund’s net asset value per share is determined by the Board at the end of each calendar quarter. Because of the inherent uncertainty of valuations, the fair value as determined by the Board may differ significantly from the values that would have been used had a ready market for those investments existed, and the differences could be material.

(e)	Income and Expense Recognition

Dividend and interest income is recognized on the accrual basis. Income from Underlying Funds is recognized as declared and distributed by the Underlying Funds. Investment transactions are accounted for on a trade date basis.

The Fund is responsible for and pays all fees and expenses incurred. Such expenses include, but are not limited to, the Adviser’s management fee, fees paid to the Fund’s administrator and custodian, legal fees, accounting fees and audit expenses, the fees and expenses of directors, directors’ and officers’ insurance, travel expenses incurred on the Fund’s behalf, and organizational and offering costs of the Fund.

In the event that the expenses of the Fund in any particular fiscal year of operations, excluding the Adviser’s management fees, offering costs, taxes and extraordinary items, and any expenses from MHBS-TRS, exceed 1.00% of the Fund’s average month-end net asset value for the fiscal year (the “Expense Reimbursement Methodology”), the Adviser will reimburse the Fund for any such expenses incurred above that amount (the “Expense Reimbursement”). The Fund notes that its private placement memorandum stated that “in the event that [the Fund’s] total ongoing operating expenses in any particular fiscal year of operations, excluding management fees, exceed 1.00% of [the Fund’s] net asset value as determined at the end of that fiscal year, the Adviser will reimburse the Fund for any such expenses incurred above 1.00% of [the Fund’s] net asset value,” (the “Stated Methodology”). In fact, the Stated Methodology was never employed, and the Expense Reimbursement Methodology has historically benefitted the Fund’s shareholders, compared with the amount that would have been reimbursed to the Fund under the Stated Methodology. The Fund believes that the Expense Reimbursement Methodology represents the industry standard for fee reimbursements of this nature. However, when the value of the net assets of the Fund is declining, as it had been in the market environment in 2009 and 2010, the Expense Reimbursement Methodology would be less beneficial to Fund shareholders than the Stated Methodology.

The total expenses of the Fund, excluding management fees, offering costs, taxes, expenses of the Fund’s taxable REIT subsidiary and extraordinary items, for the year ended March 31, 2012, amounted to $446,346, and the Expense Reimbursement for such period amounted to $170,000.

(f)	Income Taxes

The Fund has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”), commencing with the taxable year ended December 31, 2005. To qualify as a REIT, the Fund must meet a number of organizational and operational requirements, including a requirement that it currently distribute at least 90% of its adjusted taxable income to its shareholders. The Fund believes that it has been organized and has operated in a manner that will allow it to qualify for taxation as a REIT under the Code commencing with the taxable year ended December 31, 2005 and thereafter and it is management’s intention to adhere to these requirements and maintain the Fund’s REIT status.

As a REIT, the Fund will generally not be subject to corporate level federal income tax on taxable income it currently distributes to its shareholders. If the Fund fails to qualify as a REIT in any taxable year, it will be subject to federal income taxes at regular corporate rates (including any applicable alternative minimum tax) and may not be able to qualify as a REIT for the subsequent four taxable years. Even if the Fund qualifies for taxation as a REIT, the Fund may be subject to certain state and local income and excise taxes on its income and property, and to federal income and excise taxes on its undistributed income.

For the tax year ended December 31, 2011, MHBS-TRS incurred a net operating loss (“NOL”) for federal income tax purposes of approximately $531,000 which is available for carry forward through 2031. The difference between the tax loss and the financial statement net income of MHBS-TRS of approximately $40,000 mainly relates to unrealized gains which are recognized for financial statement purposes but not for tax purposes. As of December 31, 2011, the cumulative NOL is approximately $2,229,000 which expires through 2031. For the tax years ended December 31, 2006 through 2011, MHBS-TRS has recorded a full valuation allowance against the deferred tax asset relating to the cumulative NOL to the extent that the cumulative NOL exceeds the unrealized gains on investments, if any.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. Tax positions deemed to meet the “more likely than not” threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (2008 and later) and has concluded that as of March 31, 2012, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Interest and penalties on uncertain tax positions, should any be taken, will be classified as interest and other expense, respectively.

(g)	Distributions to Shareholders

Distributions to shareholders are recorded on the declaration date.

(h)	Cash and Cash Equivalents

The Fund considers cash in banks, obligations of the U.S. Government, commercial paper and deposits with financial institutions with maturities of three months or less when acquired and that can be liquidated without prior notice or penalty, to be cash and cash equivalents.

The Fund currently maintains its cash balances with SEI Private Trust Company. The Fund has not experienced any losses on such accounts and does not believe it is exposed to any significant risk on cash and cash equivalents. From time to time, the Fund may, during the course of operations, maintain cash balances with financial institutions in excess of federally insured limits.

(i)	Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011- 04 – Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS (“ASU 2011-04”). ASU 2011-04 clarifies the application of some requirements for measuring fair value and requires additional disclosure for fair value measurements. The disclosure requirements are expanded to include for fair value measurements categorized in Level 3 of the fair value hierarchy: 1) a quantitative disclosure of the unobservable inputs and assumptions used in the measurement; 2) a description of the valuation processes in place; and 3) a narrative description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs. ASU 2011-04 is effective for interim and annual periods beginning after December 15, 2011, for public entities. We will adopt this standard beginning on April 1, 2012. We do not anticipate that our implementation of this standard will have a material impact on our process for measuring fair values, our financial position or our results of operations.

(3) Capital Share Transactions

As of March 31, 2012, 300,000 shares of $0.0001 par value common stock were authorized.

Shares of the Fund’s common stock were initially sold at a price of $1,000 per share. The Fund’s shares are not traded on any securities exchange, are not expected to trade on any other market, and are subject to restrictions on transferability and resale. Shareholders do not have the right to require the Fund to repurchase or redeem their shares. The Fund may, from time to time after the one-year anniversary of the Final Closing, offer to repurchase Fund shares annually, on terms established by the Board. Such repurchases, if any, will be subject to available liquidity and other restrictions, be consummated at a discount to the then net asset value, and will at no time exceed more than 5% of the Fund’s outstanding shares. The Fund did not make a tender offer during the years ended March 31, 2012 and 2011.

The Adviser may pay, from its own resources, compensation to certain distributors of the Fund’s shares in connection with the servicing of investors. This amount is currently anticipated to range between 0.325% and 0.650% of net asset value annually.

As of March 31, 2012, affiliates of the Adviser owned approximately 0.1% of the shares of the Fund.

(4) Investments

As of March 31, 2012, the Fund had committed an aggregate of $42,455,700 to 14 Underlying Funds. With the exception of one Underlying Fund, redemptions are not permitted and liquidity is available only to the extent that the Underlying Funds make distributions. Underlying Fund RREEF America III REIT, Inc. does permit redemptions but has indefinitely suspended redemptions. As of March 31, 2012, the unfunded commitment to Underlying Funds was $3,843,260.

Cost of investments in, and distributions received from, Underlying Funds, for the year ended March 31, 2012, were $2,574,900 and $2,253,756, respectively. Distributions received from Underlying Funds included recallable return of capital of $1,039,887 and non-recallable return of capital of $1,213,869. The cost of purchases and the proceeds from sales and repayments of fixed-income securities were $2,576,889 and $3,418,848, respectively, for the year ended March 31, 2012. At March 31, 2012, the original cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. At March 31, 2012, net unrealized appreciation (depreciation) on investments in Underlying Funds was ($12,253,965) (gross unrealized appreciation of $525,349 and gross unrealized depreciation of ($12,779,314) and net unrealized appreciation (depreciation) on fixed-income securities was $56,981 (gross unrealized appreciation of $65,316 and gross unrealized depreciation of ($8,335).

FAIR VALUE MEASUREMENTS

The Fund’s assets recorded at fair value have been categorized based upon a fair value hierarchy. See Note 2 for a discussion of the Fund’s policies regarding this hierarchy.

The following fair value hierarchy tables present information about the Fund’s assets measured at fair value on a recurring basis as of March 31, 2012:

Assets Measured at Fair Value on a Recurring Basis as of March 31, 2012

	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Other Unobservable Inputs	Balance as of March 31, 2012
	(Level 1)	(Level 2)	(Level 3)
Fixed Income Securities:
Money Market Fund	$465,011	$—	$—	$465,011
U.S. Agency Securities	—	3,529,039	—	3,529,039
Private Equity Real Estate Funds	—	—	23,276,952	23,276,952

Total	$465,011	$3,529,039	$23,276,952	$27,271,002

Changes in Level 3 Assets Measured at Fair Value on a Recurring Basis for the Year ended March 31, 2012

	Beginning Balance	Realized Gains (Losses)[1]	Unrealized Gains (Losses)[1]	Total Realized and Unrealized Gains (Losses)[1]	Purchase, Sales, Other Settlements and Issuances, Net[2]	Ending Balance
Private Equity Real Estate Funds	$22,273,370	$—	$682,438	$682,438	$321,144	$23,276,952

[1]

Realized and unrealized gains(losses) are included in net realized gains(losses) on investments and net changes in unrealized appreciation(depreciation) on investments in the consolidated statement of operations.

[2]	Excludes $163,270 of investment income included in the consolidated statement of operations.

The total change in unrealized appreciation (depreciation) included in the statement of operations attributed to Level 3 investments still held at March 31, 2012, is $682,438.

During the year ended March 31, 2012, there were no transfers between Level 1 and Level 2 assets and liabilities and no significant changes to the Fund’s fair valuation methodologies.

(5) Investment Advisory Fees

Pursuant to the investment advisory agreement between the Fund and the Adviser, the Adviser is entitled to receive, on a quarterly basis, in advance, a management fee at an annualized rate equal to 2.00% of the net asset value of the Fund comprised of Underlying Fund investments, and 1.00% of the net asset value of the Fund comprised of proceeds of offerings and distributions that have not been invested in Underlying Funds (the “Managed Account”). Gross management fees for the year ended March 31, 2012, were equal to 1.82%, of the Fund’s average net assets, and the effective management fee rate, net of the Expense Reimbursement, was 1.20%.

(6) Administration Agreement

SEI Investments Global Funds Services (the “Administrator”) provides certain administration, accounting and investor services for the Fund. In consideration for such services, the Fund pays the Administrator a monthly fee based on month-end net assets at an annual rate of up to 0.10%, subject to certain fee minimums, and will reimburse the Administrator for certain out-of-pocket expenses. For the year ended March 31, 2012, the Fund incurred Administration fees of $170,744, which equates to the minimum fee.

(7) Distributions to Shareholders

For the years ended March 31, 2012 and 2011, the Fund had no distributable earnings and declared no distributions, and at the end of each of these periods the Fund had no undistributed ordinary income.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under GAAP. The primary reasons that differences may exist between the Fund’s tax-basis versus GAAP-basis net investment income are: (1) certain GAAP-basis amounts recognizable for tax purposes in different tax years; (2) certain GAAP-basis offering cost expenses not recognizable for tax purposes; and (3) differing tax and GAAP year ends (December 31, and March 31, respectively). These differences are temporary in nature.

Manager Highlights

We have committed to invest in fourteen Underlying Funds with leading investment managers.

	Fund Size	Strategy		Investment Type
	($ millions)	Value Added	Opportunistic	Equity	Debt
Barrow Street Real Estate Investment Fund III – Focuses on middle-market ($5 to $25 million of equity or mezzanine debt) opportunities that typically are too small for larger opportunity funds and yet too big for local operators. Barrow Street pursues strategies that include: unique commercial and residential development opportunities; redevelopment and distressed investments; cyclical repositioning and leasing of existing commercial properties.	$372	¡	—	—	¡

Exeter Industrial Value Fund – A value-add fund focusing on industrial and flex properties in the Eastern U.S. The fund will implement a lease-up, development or redevelopment strategy in alternative markets to overheated primary markets, such as the Northeast I-81 corridor over the congested I-95 corridor; affordable Southeast (Nashville, Memphis, Louisville, Tampa and Orlando) market over Chicago, Indianapolis, Dallas, Atlanta or Miami; and the growing eastern port markets (Charleston, Norfolk, Jacksonville and Savannah) benefiting from the overspill from the west coast ports.	$350	—	¡	—	¡

Almanac Realty Securities IV – Makes entity level investments in operating company platforms that utilize value-added strategies. The fund provides real estate operating companies with growth capital, financing expertise and hands-on management experience in order to increase the value of the underlying company. (Formerly Five Arrows.)	$445	—	—	—	—

Guardian Realty Fund II – Acquires Class B/B+ commercial office buildings within the Washington D.C. metropolitan area. The fund targets assets with high potential for value enhancement through repositioning, re-tenanting, refurbishing and intensive hands-on asset management. Target assets are in highly desirable locations and at least 80% leased to high quality tenants with below market rents.	$114	—	—	—	¡

Harrison Street Real Estate Partners I – An opportunistic allocator fund investing in student housing, senior housing, medical office buildings, self-storage and parking. The fund will create exclusive joint ventures with local operating partners, streamlining deal flow and providing flexible capital and capital market expertise. Harrison Street has a team with experience investing in these niche sectors as well as the ability to thoroughly screen best-in-class partners, structure exclusive joint venture partnerships and provide capital market expertise to the partners.	$209	—	—	—	¡

Keystone Property Fund II – Acquires underperforming Class C/D properties at significant market discounts and transforms them through extensive redevelopment into Class B+/A office buildings. The renovations are typically done while tenants are still in place in order to maintain positive current cash flow.	$111	—	—	—	¡

Legacy Partners Realty Fund I – Invests in office properties in western markets, primarily Southern California, the San Francisco Bay area, Denver and Seattle, seeking to acquire properties which have suffered from lack of demand due to the decline in technology investment or which are in need of substantial renovation. The management team at Legacy is the former west coast unit of the Lincoln Property Company.	$332	—	¡	—	¡

Manager Highlights

(Continued)

	Target Fund Size	Strategy		Investment Type
	($ millions)	Value Added	Opportunistic	Equity	Debt
Legacy Partners Realty Fund II – This is the second in a series of office property funds sponsored by Legacy. The strategy for fund II is equivalent to fund I, as described above.	$457	—	—	—	¡

Legg Mason Real Estate Capital II – Makes short-term loans to real estate operators that seek significant improvements to their properties’ performance as a result of capital improvements, re-leasing, improved management and re-positioning. This is the fourth real estate debt fund managed by this team. This fund targets the West, Southwest, Southeast and Mid-Atlantic markets.	$455	—	¡	¡	—

Parmenter Realty Fund III – A Miami-based real estate investment company with a history of successful value-add investing in office buildings across the southeast and southwestern regions of the U.S. The Manager makes research driven acquisitions in the office sector and selective acquisitions in the condo/multifamily sector.	$246	—	¡	—	¡

RREEF America REIT III – An open-ended fund that makes equity investments in value added real estate ventures nationwide. The fund’s activities include direct acquisitions, physical improvements, market re-positionings, active management and sales of well-located apartment, industrial, retail and office properties in major metropolitan markets. The fund also invests in new speculative development projects.	$2,097	—	¡	—	¡

Thor Urban Property Fund II – A value-added and opportunistic operator fund focused on investing in retail and mixed-use assets in urban inner city markets throughout the U.S. including Chicago, Philadelphia, Baltimore, Washington D.C., Los Angeles, Houston, Atlanta, South Florida and Puerto Rico, with an emphasis in New York City. Thor possesses a unique combination of significant experience in urban retail markets as both an investor and operator, and as a retailer. Thor’s investment strategy is built upon a combination of inner city supply and demand imbalance, compelling demographic growth trends and Thor’s knowledge of the intricacies of the urban retail environment. Thor will acquire existing assets to implement rehabilitation and repositioning strategies, and development and redevelopment retail and mixed-use properties in urban locations.

	$596	—	—	—	¡

Pearlmark Mezzanine Realty Partners II – Utilizes the network of Pearlmark (formerly Transwestern) to source and analyze subordinated loans to borrowers who pursue stabilized and value added investments in real estate on a nationwide basis.	$300	—	¡	¡	—

Urban American Real Estate Fund II – Urban American focuses on workforce housing in urban neighborhoods primarily across the New York City metropolitan area. Their strategy is built upon the direct relationship between capital expenditures and permissible rental increases in rent regulated apartments, where increases in rents can be achieved through investment in unit and common area upgrades. Urban American is able to identify single asset and portfolio investments by understanding the required capital improvement and maintenance for each property and by leveraging its strong reputation in local communities for improving the quality of available housing.

	$171	—	¡	—	¡

Primary Strategies Implemented by Underlying Funds

	Barrow III	Exeter Industrial	Five Arrows IV	Guardian II	Harrison Street	Keystone II	Legacy I	Legacy II	Legg Mason II	Parmenter III	RREEF III	Thor Urban II	Pearlmark II	Urban American II
Investment Strategy
Core Plus				✓
Value-Add	✓	✓	✓	✓		✓	✓	✓		✓	✓	✓		✓
Opportunistic	✓				✓	✓						✓
Mezzanine									✓				✓
Footprint
Regional		✓		✓		✓	✓	✓		✓				✓
National	✓		✓		✓				✓		✓	✓	✓
Property Types
Office	✓		✓	✓		✓	✓	✓	✓	✓	✓		✓
Retail			✓								✓	✓	✓
Multi-Family	✓								✓		✓		✓	✓
Industrial		✓	✓			✓		✓	✓		✓
Hotel/Resort	✓		✓						✓				✓
Research & Development							✓	✓
Land											✓
Specialty			✓		✓				✓		✓
Contribution to Value
Operator / Active Management		✓		✓		✓	✓	✓		✓	✓	✓		✓
Allocator of Capital	✓		✓		✓						✓
Lender									✓				✓
Aggressive Leasing		✓		✓	✓	✓	✓	✓		✓	✓	✓		✓
Minor Cosmetic Upgrades		✓		✓	✓	✓	✓	✓		✓	✓	✓		✓
Redevelopment	✓	✓			✓	✓	✓	✓		✓	✓	✓
Development	✓	✓			✓			✓				✓
Operating Company Investing			✓
For-Sale Strategies	✓												✓
External Opportunity Drivers
Industry Consolidation				✓			✓	✓
Market Timing		✓					✓	✓		✓		✓
Replacement Costs	✓	✓		✓	✓	✓	✓	✓		✓	✓	✓		✓
Inadequate Capitalization	✓	✓	✓		✓				✓			✓	✓	✓
Asset Level Distress	✓	✓				✓	✓	✓		✓	✓	✓		✓
Market Level Distress							✓	✓			✓

Private Equity Funds and the J-Curve

The private equity Underlying Funds in which we invest will likely experience operating losses in the early years of their operations–as they call capital from investors and begin to build their respective portfolios. Therefore, until they fully execute their strategies, it may take several years for the Underlying Funds to appreciate (or depreciate) in value. As such, our proportionate allocated share of these operating losses will likely result in a decline in the recorded values of our Underlying Fund investments in the early years of the Fund’s life. This phenomenon, known as the “J-Curve”, is typical of private equity investing.

In making our investments in Underlying Funds, we have made the judgment that, as the Underlying Funds fulfill their investment programs, gains will be realized in the later years of their operations that will more than offset the earlier operating losses, thus resulting in long-term positive annualized total returns. However, there can be no assurance that such judgments will prove correct and, more generally, there can be no assurance regarding the future performance of any investment in an Underlying Fund.

In the hypothetical illustration below, please observe that the return for a typical Underlying Fund, and by extension the effect on our Fund, is negative in the early years but projected to “turn the corner” and reach positive levels in later years. It is important to note that investing in private equity is a long term pursuit. Again, although future performance is never guaranteed, we strongly believe that investors with patience will ultimately be rewarded.

J-Curve Phenomenon –Hypothetical Illustration

Privacy Policy

This privacy statement is issued by Madison Harbor Balanced Strategies, Inc. We consider privacy to be fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients’ nonpublic personal information.

We do not disclose nonpublic personal information about our clients or former clients to third parties other than as described in this notice. We never sell client lists or individual client information. Internal policies and procedures are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, and through transactions with us or our affiliates. We collect information about our clients (such as name, address, birth date, social security number, educational and professional background, assets and income) and their transactions with us (such as investments, performance and account balances). To be able to serve our clients, the information we collect is shared with our affiliates and to third parties that perform various services for us, such as transfer agents, lawyers, accountants, custodians and broker-dealers. This includes identification information (e.g., name and address), transaction and experience information (e.g., account balance), and other information necessary to accomplish customer transactions. In addition, the information we collect may be shared with affiliates, with financial institutions with which we have joint marketing agreements, or with other parties as permitted or required by law. Depending on where you live, state or local law may provide you with additional protections and may require that we send you additional notices. If any law requires that we obtain permission before we share your information, we will do so. Finally, we may be required by domestic or foreign laws to disclose certain information about our clients to tax or other authorities.

Any organization receiving client information may only use it for the purpose designated by Madison Harbor Balanced Strategies, Inc. or its affiliates.

Management Team and Independent Directors1

Senior Management Team

Edward M. Casal, 54, Chief Executive Officer, Chief Investment Officer and Chairman of the Board of Directors of the Fund. Mr. Casal is also the Chief Investment Officer of the Global Real Estate Multi-Manager Group at Aviva Investors. Mr. Casal has over 26 years of broad experience in real estate and corporate finance at Madison Harbor Capital, UBS, Dillon, Read & Co. and Goldman, Sachs & Co. In his career, he has been actively involved in over $20 billion of real estate investments including equity, debt, joint venture and merger and acquisition transactions. Mr. Casal is a Director of Parkway Properties, Inc.

Russell H. Bates, 45, President. Mr. Bates also serves as Portfolio Manager and on the Global Investment Committee of the Global Real Estate Multi-Manager Group at Aviva Investors. Mr. Bates has over 15 years of experience in business and law, most recently with Madison Harbor Capital, and as a real estate investment banker at UBS and Friedman Billings Ramsey, and as an attorney with the U.S. Securities and Exchange Commission. Mr. Bates also served as Senior Investment Officer of FBR Asset Investment Corp., where he managed its real estate mezzanine lending program and had portfolio responsibility for its mortgage loan holdings. Mr. Bates is a member of the State Bar of Maryland.

Independent Directors of the Fund

Cydney C. Donnell, 52, is an Executive Professor, Associate Department Head-Finance Department and Director of Real Estate Programs at the Mays Business School at Texas A&M University. She formerly served as a Managing Director at European Investors/Ell Realty Securities, Inc. where she managed real estate securities on behalf of U.S. pension funds, foundations, endowments and high net worth clients. Ms. Donnell is a Board member of American Campus Communities Inc., Pebblebrook Hotel Trust, and the Employees Retirement System of Texas. Ms. Donnell is Chair of the Fund’s Valuation Committee and also serves on the Audit and Nominating & Compensation Committees.

Stanley R. Perla, CPA, 68, has over 40 years of public and private real estate audit and accounting experience, including a 35 year career at Ernst & Young, the last 25 of which as Partner. He served as Ernst & Young’s national director of real estate accounting, as well as on Ernst & Young’s national accounting and auditing committee. Most recently Mr. Perla was Managing Partner at Cornerstone Accounting Group, a public accounting firm specializing in real estate and prior to that he served as Director of Internal Audit at Vornado Realty Trust. He is a Director and Chair of the Audit Committee at American Realty Capital Daily Net Asset Value Trust, Inc. and American Realty Capital Real Estate Income Fund. Mr. Perla is Chair of the Fund’s Audit Committee and also serves on the Valuation and Nominating & Compensation Committees.

Leland R. Speed, 79, serves as a Director of two New York Stock Exchange listed real estate investment trusts: Parkway Properties, Inc. and EastGroup Properties, Inc., where he is also Chairman of the Board of Directors. He also serves as the Executive Director of the Mississippi Development Authority. Mr. Speed serves on the Fund’s Audit and Nominating & Compensation Committees.

[1]

All directors of the Fund have served since the Fund’s inception, with the exception of Mr. Speed, who has served since October 2004. Mr. Casal does not hold any directorships other than noted above. Additional information regarding the directors and officers of the Fund may be found in the Fund’s most recently filed Form N-CSR, which is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Madison Harbor Balanced Strategies, Inc.

The Seagram Building

375 Park Avenue, 21st Floor

New York, NY 10152

For more information,

please call 212.380.5500

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-212-380-5500; and (ii) on the Commission’s website at http://www.sec.gov. However, since the Fund’s strategy consists of investing in real estate private equity funds (“Underlying Funds”), for which voting rights will be limited, the Fund will likely have few opportunities, if any, to vote proxies.

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s Chief Executive Officer and Chief Financial Officer. For the calendar year ended December 31, 2011 and the Registrant’s fiscal year ended March 31, 2012, there were no amendments to a provision of its code of ethics, nor were there any waivers granted from a provision of the code of ethics. A copy of its code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Stanley Perla, who is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for professional services rendered by EisnerAmper LLP (“EisnerAmper”), the Registrant’s independent registered public accounting firm for the fiscal years ended March 31, 2012 and 2011 for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended March 31, 2012 and 2011 were $72,000 and $82,000, respectively.

(b)	Audit-Related Fees: The aggregate fees billed for assurance and related services rendered by EisnerAmper that are reasonably related to the performance of the audit of the Registrant’s financial statements and not reported under paragraph (a) of this Item 4 in the fiscal years ended March 31, 2012 and 2011 were $0 and $0, respectively.

(c)	Tax Fees: The aggregate fees billed for professional services by EisnerAmper for tax compliance, tax advice and tax planning in the fiscal years ended March 31, 2012 and 2011 were $65,000 and $57,500, respectively.

(d)	All Other Fees: No such fees were billed to the Registrant by EisnerAmper in the fiscal years ended March 31, 2012 and 2011.

(e)(1) It is the policy of the Audit Committee to pre-approve all auditing services and permitted non-audit services (including fees and terms thereof) to be performed for the Registrant by its independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(B) of the Securities Exchange Act of 1934 (the “Exchange Act”). The Audit Committee may form and delegate authority to subcommittees consisting of one or more independent members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at each of its next scheduled meetings.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal Year 2012	Fiscal Year 2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	Not applicable. The percentage of hours expended on EisnerAmper’s engagement to audit the Registrant’s financial statements for the most recent fiscal year attributed to work performed by persons other than EisnerAmper’s full-time, permanent employees was not greater than 50 percent.

(g)	The aggregate non-audit fees and services billed by EisnerAmper for the fiscal years ended March 31, 2012 and March 31, 2011 were $0 and $0, respectively.

(h)	Not applicable. No non-audit services were provided to the Registrant’s investment adviser nor any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Item 5.	Audit Committee of Listed Registrants.

Not applicable as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.	Schedule of Investments.

A schedule of investments in securities of unaffiliated issuers, as of the close of the reporting period, is included as part of the annual report to shareholders filed under Item 1 of this form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, Aviva Investors North America, Inc. (“AINA” or the “Adviser”). However, since the Registrant’s strategy consists of investing in real estate private equity funds, for which voting rights will be limited, there will likely be few, if any, opportunities to vote proxies on behalf of the Registrant. The Proxy Voting Policies and Procedures of the Adviser (“Proxy Voting Polices”) are as follows:

Aviva Investors North America, Inc.

Proxy Voting Policies and Procedures

Policy

AINA is responsible for exercising voting authority over client portfolio securities consistent with the client’s best interests, which is viewed as making a judgment as to what voting decision (including a decision not to vote) is reasonably likely to maximize total return to the client. In the management of fixed income portfolios, the receipt and voting of proxies occurs less frequently than for equity portfolios; e.g., in the instance of restructuring debt resulting in the issuance of equity. AINA’s policy and practice is to receive and vote client proxies, disclose and mitigate conflicts of interest, make the policy available upon client request, respond to client inquiries regarding the voting of proxies and maintain appropriate records.

Background

SEC-registered investment advisers who exercise voting authority over client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) describe to clients a summary of the adviser’s proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Responsibility

The Trading Officer has the responsibility for the implementation and adherence to the policy.

Cross Border Mandates

Participating Affiliates shall comply with this policy with respect to US clients. PA Compliance shall provide certifications of their compliance upon request of the CCO.

Procedures

General Handling of Proxy Materials - Proxy materials should be directed to the investment area responsible for managing accounts holding the security; e.g., proxies for registered fixed income securities should be directed to Fixed Income Management, proxies for unregistered securities should be directed to Private Fixed Income Management, proxies for high yield securities should be directed to High Yield Management, proxies for money market funds should be directed to Treasury Management / Business Planning. Employees should promptly forward all proxy materials received to the appropriate investment area.

Disclosures - AINA will include a concise summary of its proxy voting process in its Form ADV, Part 2 (known as the Client Brochure effective 3/31/11) explaining how clients may obtain information about how their proxies were voted and how to obtain a copy of the policy.

Client Requests for Information - Client requests for the policy should be forwarded to the CCO; client requests for information about how AINA voted their proxies should be forwarded to the Client Relationship Manager. The CCO or Client Relationship Manager (or designee), as appropriate, is responsible for responding to such requests in writing and providing the policy or requested information.

Third-Party Proxy Services - AINA may retain a third-party service provider to provide proxy recommendations or guidelines, to cast votes, to respond to client requests for the policy or voting information, and to keep and maintain records required under the policy.

Voting Procedures and Guidelines

Portfolio managers within each responsible investment area are to vote (or to refrain from voting) proxies for accounts they manage in a manner consistent with the policy, the accounts’ investment management agreements, and any written instructions from the clients.

Portfolio managers are to notify the CCO of his or her votes, contrary to AINA’s general guidelines, votes on non-routine matters and instances where the portfolio manager refrains from voting.

Absent special circumstances or client instructions, AINA typically votes proxies according to the following general guidelines:

- we consider the opinion of management on the issues to be voted;

- we evaluate the effects of our vote on management, on shareholder value, and on the issuer’s business and business practices;

- we vote with management on routine corporate housekeeping proposals, such as election of directors and selection of auditors; and

- we vote against proposals that entrench management or board members, diminish shareholder rights, reduce the proportionate share of current shareholdings, or result in unequal voting rights.

The following matters will be evaluated on a case-by-case basis, and AINA will vote on these matters in the best economic interests of its clients: preemptive rights offerings; staggered boards (where they do not exist already); new classes of shares having different voting rights; “poison pills”; and “golden parachutes.”

AINA may refrain from voting client proxies when: the securities are no longer held in the account; the voting materials are not received in sufficient time to allow proper analysis or an informed vote by the voting deadline; it determines the cost of voting will likely exceed the expected potential benefit to the accounts; the securities have been loaned pursuant to the account’s securities lending arrangement and are unavailable to vote; or the securities are of a de minimus amount (as determined by the Proxy Committee).

Each portfolio manager must notify the CCO by email or in writing of the manager’s intention to vote a proxy contrary to AINA’s general guidelines or not to vote a proxy, and must not vote or take other action until instructed by the CCO. The CCO may resolve the matter or may convene the Proxy Committee to instruct the portfolio manager how to proceed.

Conflicts of Interest

Each portfolio manager is responsible for identifying, prior to each proxy vote, material, actual or potential conflicts between the interests of AINA, its affiliates, or employees and the interests of the accounts for which the manager will vote, including conflicts arising from:

- Existing or prospective client or other relationships involving the issuer or the executive officers of the issuer;

- A significant business, personal, or financial interest of the designated portfolio manager in the outcome of the vote;

- Undue influence upon the designated portfolio manager, whether exerted by an internal or external party (such as agents of the issuer).

Any portfolio manager or other employees with any concern or doubt about whether a conflict (or potential conflict) of interest exists with respect to any proxy solicitation must inform the CCO promptly before taking action or voting the proxy.

If a material actual or potential conflict of interest is identified with respect to a proxy vote, the designated portfolio managers responsible for voting on behalf of accounts affected by the conflict must each notify the CCO by email of the details of the conflict, and must not vote or take other action until instructed by the CCO. The CCO may resolve the matter or may convene the Proxy Committee to instruct the designated portfolio managers how to proceed. The CCO will report conflict resolution to the Operational Risk Committee.

Proxy Committee

AINA has established the Proxy Committee to determine how to resolve matters referred to it by the CCO and to assist with review of the policy and operation of these procedures.

- The Proxy Committee is comprised of the following members: Chief Compliance Officer or designee, the Trading Officer, the senior officer of each of the responsible investment areas or designees (Note: only the senior officer or designee of the responsible investment areas affected by a conflict must participate in any meeting), the Vice President of Operations or designee, and any other person identified by the CCO with respect to any particular matter.

- The Proxy Committee may act upon the majority decision (but not less than two) of the members participating in any meeting (which may be held by telephone, email, or other means that the Committee deems appropriate). Any member may schedule a meeting of the Proxy Committee upon notice to the other members.

- At least annually, the CCO will convene a meeting of the Proxy Committee to review the firm’s proxy voting activities, the adequacy and effectiveness of the policy, and any recommendations for changes. The CCO or Proxy Committee may amend the policy at any time, subject to AINA’s obligation to act in its clients’ best interests.

Recordkeeping

Trade Operations will retain records in accordance with the SEC’s five-year retention requirement including: the policy and any amendments, proxy materials (provided, AINA may rely on records maintained through EDGAR); a record of each vote that AINA casts (and any decisions to refrain from voting); any document created that was material to making a decision how to vote or that memorializes that decision; records reflecting the resolution of conflicts of interest; and client requests for the policy or proxy voting information, and the firm’s responses.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Pursuant to an investment advisory agreement, dated April 28, 2008, AINA serves as the investment adviser to the Registrant. Madison Harbor Capital Management, LLC (“MHCM”) had previously served as the Registrant’s investment adviser from its inception on January 28, 2005. On April 9, 2008, AINA acquired the assets of Madison Harbor Capital, LLC, (“Madison Harbor”) the parent company of MHCM. On April 28, 2008, at an in-person meeting, the Registrant’s Board, including a majority of the directors who were not interested persons of the Registrant as defined under the Investment Company Act of 1940, approved a new investment advisory agreement with AINA (the “New Advisory Agreement”) that contained substantially the same terms and conditions as the prior agreement with MHCM, subject to shareholder approval. The Registrant held a special meeting of shareholders on November 25, 2008, during which the New Advisory Agreement was approved.

In accordance with the terms of the New Advisory Agreement, AINA, through its Investment Committee, is authorized to make all decisions with respect to investments, divestitures, changes in investment strategy, and utilization of leverage. Investment Committee decisions shall be unanimously approved by the members of the Investment Committee. The Investment Committee is currently comprised of Edward M. Casal and Russell H. Bates.

Edward M. Casal, Chairman, Chief Executive Officer, and Chief Investment Officer of the Registrant, 54, is Chief Investment Officer of the Global Real Estate Multi-Manager Group of Aviva Investors (“Aviva”), an affiliate of the Adviser. Mr. Casal has over 25 years of experience in domestic and international corporate finance and real estate investment banking. Mr. Casal has advised public and private real estate clients and their Boards with regard to transactions with an aggregate value in excess of $20 billion. Mr. Casal has originated and transacted both entity-level and real estate property-level transactions including equity and debt financings, secondary real estate transfers, acquisitions, dispositions and mergers, review of corporate strategic alternatives, unsolicited tender offers, spin-offs, split-offs, restructurings, valuations, lease negotiations and fairness opinions.

Mr. Casal was a founder of Madison Harbor and joined AINA when it acquired the assets of Madison Harbor in April 2008. Prior to founding Madison Harbor in 2003, Mr. Casal spent 18 years at UBS Investment Bank, beginning with one of its predecessor companies, Dillon, Read & Co. Inc. From 1985 to 1991, Mr. Casal advised domestic and international clients with regard to a wide range of real estate investment opportunities including joint venture assignments on behalf of institutional investors, restructuring of lease transactions, property sales and acquisitions. From 1992 until the merger with UBS in 1997, he directed the firm’s real estate advisory, financing and agency activity in North America primarily focused on real estate transactions for corporations and merger and acquisition transactions for public and private real estate companies. From 1997 to 2001, Mr. Casal served as Executive Director of the UBS Warburg global real estate investment banking team primarily responsible for new business origination and led all of the firm’s real estate strategic advisory and M&A assignments in North America. Mr. Casal began his Wall Street career at Goldman, Sachs & Co. where he served in the municipal finance, equity research and real estate departments and his principal investing career with Alan Patricoff Associates, a venture capital firm.

Mr. Casal is a graduate of Tulane University (where he received the Wall Street Journal award for excellence in Finance) and has an MBA from the Harvard Graduate School of Business. He is a member of the Urban Land Institute and the International Council of Shopping Centers.

Russell H. Bates, President and Secretary of the Registrant, 45, is a Portfolio Manager of the Global Real Estate Multi-Manager Group of Aviva Investors, an affiliate of the Adviser. Mr. Bates has over 15 years of experience in business and law, most recently as a commercial real estate investment banker. Assignments have included over $4 billion in equity and debt financings, mergers, spin-offs, restructurings, valuations and fairness opinions.

Mr. Bates was a founder of Madison Harbor and joined AINA when it acquired the assets of Madison Harbor in April 2008. Prior to founding Madison Harbor in 2003, Mr. Bates was a Director with UBS Investment Bank in its global real estate investment banking group where he was primarily responsible for execution of banking, underwriting, advisory and associated products and services within the real estate, lodging, gaming and leisure sectors. While there he represented clients on numerous public merger transactions including an international hostile takeover, asset sales, private joint venture transactions, and preferred equity capital raising. Prior to joining UBS, he served as a Vice President of Real Estate Investment Banking at Friedman Billings Ramsey where he completed numerous initial public offerings and follow-on offerings for equity and mortgage real estate investment trusts (REITs). Concurrently, he served as Senior Investment Officer for FBR Asset Investment Corporation, a REIT that made mezzanine loans as well as bridge equity investments in private real estate companies prior to an IPO. In this capacity, he originated and managed the mezzanine lending program, evaluated potential investments for its investment committee and had portfolio responsibility for its mortgage loan holdings.

Prior to his investment banking career, Mr. Bates was an attorney with the US Securities and Exchange Commission with its Division of Corporation Finance focusing on Real Estate and Securitization transactions. In addition, Mr. Bates spent four years with PepsiCo, Inc. as a manager focusing on acquisition integration.

Mr. Bates is a graduate of Baylor University and the Southern Methodist University School of Law and is a member of the Urban Land Institute, the International Council of Shopping Centers and the State Bar of Maryland.

***

Portfolio managers of the Adviser beneficially own equity securities of the Registrant as follows:

Edward M. Casal	$10,001 - $50,000
Russell H. Bates	$10,001 - $50,000

Employees of the Adviser serve as the portfolio managers of the Registrant. The compensation paid to such individuals consists of a base salary and discretionary bonus, as well as deferred compensation and retirement benefits, and this compensation is reviewed annually by the executive committee of Aviva Investors. Investment performance, including that of the Registrant, is one of several factors on which this compensation is based, but there is not a direct link between compensation and the Registrant’s performance.

The portfolio managers employed by the Adviser manage the following accounts in addition to the Registrant

Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
# of Accounts	Assets$(000)	# of Accounts	Assets$(000)	# of Accounts	Assets$(000)

Edward M. Casal	0	$—	1	$100,000	0	$—
Russell H. Bates	0	$—	1	$72,000	0	$—

Conflicts of Interest

The Adviser and its affiliates and employees may engage in a broad spectrum of activities, including sponsoring and managing investment funds, engaging in broker-dealer activities, and other activities. In the ordinary course of business, these institutions or individuals may engage in activities when their interests or the interests of their clients may conflict with the interests of the Registrant and the Registrant’s investors.

Allocation of Management Time and Services

The Registrant does not have its own employees and relies upon the Adviser and its affiliates for management of the Registrant and its assets. Conflicts of interest may arise in allocating management time, services or functions between the Registrant and other entities for which the Adviser and its affiliates may provide similar services. The officers and employees of the Adviser devote such time to the Registrant’s affairs as they, in their sole discretion, determine to be necessary for the conduct of the Registrant’s business.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable. Neither the Registrant nor any “affiliated purchasers”, as defined in Rule 10b-18(a)(3) under the Exchange Act, purchased any shares of the Registrant that are registered by the Registrant pursuant to Section 12 of the Exchange Act.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the Registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the Registrant in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Separate certification for each of the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (the “1940 Act”), are filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the 1940 Act, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Harbor Balanced Strategies, Inc.

/s/ Edward M. Casal
Edward M. Casal
Chief Executive Officer

Date: June 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Edward M. Casal
Edward M. Casal
Chief Executive Officer

Date: June 7, 2012

/s/ Michael Fortier
Michael Fortier
Chief Financial Officer

Date: June 7, 2012